AGREEMENT FOR SALE OF REAL ESTATE
                           AND MASTER LEASE AMENDMENTS

                                     BETWEEN

                       VENTAS REALTY, LIMITED PARTNERSHIP

                                       AND

                            KINDRED HEALTHCARE, INC.

                                       AND

                       KINDRED HEALTHCARE OPERATING, INC.

                                November 5, 2003


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                        AGREEMENT FOR SALE OF REAL ESTATE
                           AND MASTER LEASE AMENDMENTS
                           ---------------------------

     This AGREEMENT FOR SALE OF REAL ESTATE AND MASTER LEASE AMENDMENTS ("Agreement") is made on November 5, 2003 between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller") and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation ("Kindred") and KINDRED HEALTHCARE, INC., a Delaware corporation (together with Kindred, collectively, "Purchaser").

     1. Purchase and Sale; Master Lease Amendments. Seller agrees to sell, or, in the case of Westridge (as defined in Section 5(c) below), to cause Ventas Finance I, LLC to sell to Purchaser, and Purchaser agrees to purchase from Seller (or, in the case of Westridge, Ventas Finance I, LLC), the Property, as hereinafter defined, for the Purchase Price, as hereinafter defined, and subject to the terms and conditions set forth in this Agreement, and Seller and Purchaser further agree to amend (and Seller agrees to cause Ventas Finance I, LLC to amend in the case of the CMBS Master Lease (as defined in Section 5(c) below)) those certain master leases (herein, the "Master Leases") identified in the Master Lease Amendments, as hereinafter defined, on the terms set forth in the Master Lease Amendments, subject to the terms and conditions set forth in this Agreement.

     2. Purchase Price.

     (a) The purchase price (the "Purchase Price") for the Property shall be Seventy Nine Million and No/100 Dollars ($79,000,000.00).

     (b) Each individual property listed on Exhibit A shall be allocated such portion of the Purchase Price as is set forth opposite the common name of such property on Exhibit B.

     3. Property. "Property" means all of Seller's (or, in the case of Westridge, Ventas Finance I, LLC's) right, title and interest, if any, in (a) the land described on Exhibit A (the "Land"); (b) all easements and other related rights appurtenant to the Land (collectively, "Appurtenances"); and (c) all of the buildings, structures, fixtures and other improvements located on the Land (collectively, "Improvements").

     4. Earnest Money Deposit. Contemporaneously with the execution and delivery of this Agreement by Purchaser and Seller, Purchaser shall deposit One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (the "Earnest Money") with Seller by federally insured wire transfer pursuant to wire transfer instructions provided to Purchaser by Seller. The Earnest Money may be commingled with other funds of Seller, and Seller shall not be obligated to hold the Earnest Money in an interest bearing account. The Earnest Money shall be non-refundable for any reason other than as expressly provided in, and subject to the terms of, Section 12(b)(i)(x) below.

     5. Certain Covenants and Conditions.

     (a) [Intentionally Omitted]

     (b) Lender Approval. It shall be a condition precedent to Purchaser's obligation to proceed to Closing hereunder that Purchaser shall have obtained the approval of its lenders (the "Lenders", and such approval shall be called "Lender Approval") to the transactions contemplated by this Agreement, including, without limitation, the Master Lease Amendments (as hereinafter defined) and the Termination Agreements (as hereinafter defined) (collectively, the "Transactions"). If, as of November 30, 2003 (the "Approval Date"), Purchaser has not received Lender Approval, Purchaser may terminate this Agreement by delivery of written notice to Seller not later than 5:00 p.m. (Chicago time) on the Approval Date, which notice shall state the grounds of such termination. Upon timely delivery of such notice of termination by Purchaser, this Agreement shall immediately terminate, the Earnest Money shall be retained by Seller, Purchaser shall, simultaneously with delivery of such notice of termination, pay to Seller an additional Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) (the "Break-Up Fee"), and neither Purchaser nor Seller shall have any further obligations or liabilities hereunder except for those obligations and liabilities that expressly survive termination. In the event that Purchaser does not deliver to Seller a timely notice of termination pursuant to the terms of this Section 5(b), Purchaser shall be deemed to have obtained Lender Approval and to have forever waived the condition precedent described in this Section 5(b), and Purchaser shall be obligated to proceed to Closing hereunder. Purchaser covenants and agrees to notify Seller in writing immediately following its receipt of Lender Approval (the "Lender Approval Notice").

     (c) Westridge Approval. It shall be a condition precedent to Seller's obligation to cause to be conveyed to Kindred (or its affiliate) that property identified on Exhibit B hereof as "Westridge Healthcare Center" ("Westridge"), which property is subject to the terms of the CMBS Master Lease described hereinafter and certain financing documents associated therewith (the "CMBS Loan Documents"), that, on or prior to Closing, Seller and Ventas Finance I, LLC, an affiliate of Seller and the Lessor under that certain Master Lease dated December 12, 2001 by and between Purchaser and Ventas Finance I, LLC (the "CMBS Master Lease"), shall have obtained the necessary consents, approvals, and releases (collectively, the "Westridge Releases") to release the liens under the CMBS Loan Documents and convey Westridge to Purchaser. If, as of the Closing Date, Seller and Ventas Finance I, LLC shall not have obtained the Westridge Releases, then Purchaser and Seller shall nevertheless proceed to Closing, but
(i) at Closing, Seller and Ventas Finance I, LLC shall not convey Westridge to Purchaser, (ii) at Closing, Seller, Ventas Finance I, LLC and Purchaser shall not execute and deliver the Termination Agreement, the MOL Termination, the Master Lease Amendment or the Releases (as hereinafter defined) with respect to Westridge, (iii) at Closing, the Purchase Price shall be reduced by the amount allocated to Westridge as set forth on Exhibit B (the "Westridge Purchase Price"), and (iv) following Closing, this Agreement shall remain in full force and effect with respect to Westridge and thereafter, upon not less than five (5) business days' prior written notice from Seller to Purchaser, Seller (and Ventas Finance I, LLC) and Purchaser shall consummate the purchase and sale of Westridge on the date specified in such notice, which date shall be no later


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than December 29, 2003 (the "Westridge Closing"); provided, however, that, if
Seller has not delivered such notice to Purchaser as of December 22, 2003, then either Seller or Purchaser may terminate this Agreement with respect to Westridge by written notice to the other party, upon delivery of which notice, this Agreement shall terminate with respect to Westridge and neither party shall have any further obligations or liabilities to the other hereunder with respect to Westridge, except for those obligations and liabilities with respect to Westridge that expressly survive termination. At the Westridge Closing, if applicable, Purchaser shall pay to, or as directed by, Seller, the Westridge Purchase Price, and Purchaser and Seller shall execute, or cause to be executed, and deliver, or cause to be delivered, all of the documents and other items that would have been required to be executed and/or delivered at Closing had the Westridge Releases been received prior to the Closing Date.

     6. Certain Representations and Warranties by Seller. Seller hereby represents and warrants to Purchaser that (a) this Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms,
(b) the execution and delivery of this Agreement by Seller does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or, to the best of Seller's knowledge, the Property is subject, (c) all the documents to be delivered by Seller at Closing will, at Closing, be duly authorized, executed and delivered by Seller (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Seller (and/or, if applicable, its affiliates), and be enforceable against Seller (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Seller (and/or, if applicable, its affiliates) is a party or, to the best of Seller's knowledge, to which the Property is subject,
(d) Seller has not entered into any agreement to sell all or any portion of the Property (other than to Purchaser, in certain limited circumstances as described in the Master Leases), (e) to the best of Seller's knowledge, and except as otherwise expressly provided herein, Seller is not required to obtain the consent of any ground lessor, lender or other person or entity to the Transactions hereby contemplated, (f) within the past 125 days, no lienable repair, alteration, improvement, work, brokerage or service of any kind has been performed or materials supplied for or to the Property at Seller's (or, in the case of Westridge, Ventas Finance I, LLC's) direction, except for such lienable repairs, alterations improvements, work, brokerage or services as have been paid for by Seller or Ventas Finance I, LLC or for which, by the terms of the Master Leases, Purchaser is obligated to reimburse Seller or Ventas Finance I, LLC, and
(g) there exists no judgment against Seller that is a lien against the Property (other than any such judgment as to which by the terms of the Master Leases or the 1998 Plan of Reorganization referenced therein or documents executed pursuant to such plan, Seller or Ventas Finance I, LLC is entitled to be indemnified by Purchaser); provided, however, that, relative to, and in limitation of, the foregoing representations and warranties, Purchaser acknowledges that (i) the Lender Approval is required, and that, as of the date hereof, the Lender Approval has not been obtained and (ii) with respect to the conveyance of Westridge, the Westridge Releases are required, and that, as of the date hereof, the Westridge Releases have not been obtained. All representations and warranties made by Seller in this Section 6 shall be true and correct on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Purchaser's obligation to close the Transactions hereby contemplated, and at the Closing,


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Seller shall execute and deliver to Purchaser a certification that its representations and warranties contained in this Section 6 remain true and correct in all material respects as of the Closing Date, except insofar as any such representation or warranty is no longer true or correct due to the acts or omissions of Purchaser or to the obtaining, after the date hereof, of knowledge not known to Seller as of the date hereof.

     7. Certain Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

     (a) (i) This Agreement has been duly authorized, executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, (ii) the execution and delivery of this Agreement by Purchaser does not violate any provision of any agreement or judicial order to which Purchaser is a party or to which Purchaser or, to the best of Purchaser's knowledge, the Property is subject,
(iii) all the documents to be delivered by Purchaser at closing will, at closing, be duly authorized, executed and delivered by Purchaser (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Purchaser (and/or, if applicable, its affiliates), and be enforceable against Purchaser (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Purchaser (and/or, if applicable, its affiliates) is a party or, to the best of Purchaser's knowledge, to which the Property is subject, and (iv) to the best of Purchaser's knowledge, and except as otherwise expressly provided herein, Purchaser is not required to obtain the consent of any ground lessor, lender or other person or entity to the Transactions hereby contemplated; provided, however, that, relative to, and in limitation of, the foregoing representations and warranties, Seller acknowledges that the Lender Approval is required, and that, as of the date hereof, the Lender Approval has not been obtained.

     (b) [Upon Closing of the Transactions, Purchaser intends to hold the healthcare facilities comprising the Property for the purpose of disposing of them, and only until they are disposed of, in one or more sale transactions, in a manner consistent with that certain letter, dated as of October 29, 2003, sent on behalf of Purchaser to Michael B. Verne, Esq. of the Federal Trade Commission relative to the Transactions, which letter is attached hereto as Exhibit N. During the interim period prior to completion of such disposition(s), Purchaser will (i) continue to operate such healthcare facilities and/or (ii) lease such healthcare facilities to a third party that will operate them.]

     All representations and warranties made by Purchaser in this Section 7 shall be true and correct on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Seller's obligation to close the Transactions hereby contemplated, and at the Closing Purchaser shall execute and deliver to Seller a certification that its representations and warranties contained in this Section 7 remain true and correct in all material respects as of the Closing Date, except insofar as any such representation or warranty is no longer true or correct due to the acts or omissions of Seller or to the obtaining, after the date hereof, of knowledge not known to Purchaser as of the date hereof.


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     8. [Intentionally Omitted].

     9. Closing. Subject to the terms of Section 5(c) with respect to Westridge, the closing of the sale of the Property and the amendment of the Master Leases pursuant to the Master Lease Amendments ("Closing") shall take place at 10:00 a.m. (New York time) at the office of Cleary Gottlieb Steen & Hamilton at One Liberty Plaza, New York, New York or at another place mutually agreed upon by the parties, on a date ("Closing Date") not later than December 10, 2003; provided, however, that, notwithstanding the foregoing or anything to the contrary contained in this Agreement, and subject to the terms of Section 5(c) with respect to Westridge, in the event the Closing has not occurred by December 10, 2003, Seller or Purchaser may, at its option, provided and on the condition that the failure of such Closing to occur by such date is not due to a default by it in the performance of its obligations under this Agreement, elect to terminate this Agreement by delivery of written notice of termination to the other party, upon which delivery, this Agreement shall immediately terminate, the Earnest Money shall be retained by Seller, Purchaser shall pay to Seller, not later than December 11, 2003, the Break-Up Fee, and neither Purchaser nor Seller shall have any further obligations or liabilities hereunder except for those obligations and liabilities that expressly survive termination; provided, however, that, if the failure of the Closing to occur by December 10, 2003 is due to a default by Seller in the performance of its obligations under this Agreement, the Earnest Money shall be returned to Purchaser and Purchaser shall have no liability to Seller for the Break-Up Fee. Notwithstanding the foregoing, the parties need not attend the Closing in person and shall have the right to close the transaction contemplated by this Agreement pursuant to written closing escrow instructions, so long as such instructions are consistent with the terms hereof.

     (a) Seller Closing Documents. At the Closing, Seller shall, subject to the terms of Section 5(c), execute and deliver, or cause to be executed and delivered, to Purchaser the following documents:

          (i) With respect to each of the properties described on Exhibit A that is located in Massachusetts, a deed in the form of Exhibit C (collectively, the "Massachusetts Deeds") in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

          (ii) With respect to the property described on Exhibit A that is located in Michigan, a deed in the form of Exhibit D (the "Michigan Deed") in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

          (iii) With respect to the property described on Exhibit A that is located in Minnesota, a deed in the form of Exhibit E (the "Minnesota Deed") in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

          (iv) With respect to each of the properties described on Exhibit A that is located in Connecticut, a deed in the form of Exhibit F (collectively, the "Connecticut Deeds") in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;


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          (v) With respect to the property described on Exhibit A that is located in Kentucky, a deed in the form of Exhibit G (the "Kentucky Deed") in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

          (vi) With respect to the property described on Exhibit A that is located in Wisconsin, a deed in the form of Exhibit H (the "Wisconsin Deed", and together with the Massachusetts Deeds, the Michigan Deed, the Minnesota Deed, the Connecticut Deeds, and the Kentucky Deed, collectively, the "Deeds") in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

          (vii) A certification of non-foreign status in the form of Exhibit I;

          (viii) Partial Lease Termination Agreements in the form of Exhibits J-1, J-2, J-3, and J-4 (collectively, the "Termination Agreements"), executed in counterpart by Seller, or, in the case of the Termination Agreement regarding the CMBS Master Lease, by Ventas Finance I, LLC;

          (ix) A Termination of Memorandum of Lease with respect to each of the properties listed on Exhibit A, in substantially the form of Exhibit K (collectively, the "MOL Terminations"), executed in counterpart by Seller or, in the case of the MOL Termination in respect of Westridge, by Ventas Finance I, LLC;

          (x) Amendments to each of the Master Leases in the form of Exhibits L-1, L-2, L-3, L-4, and L-5 (collectively, the "Master Lease Amendments"), executed in counterpart by Seller, or in the case of the Master Lease Amendment of the CMBS Master Lease, by Ventas Finance I, LLC;

          (xi) With respect to each of the properties described on Exhibit A, a Bill of Sale and Assignment in the form of Exhibit M, in favor of Kindred, or, at the written request of Purchaser, in favor of one or more affiliates of Kindred and, if and to the extent Seller or Ventas Finance I, LLC owns and possesses any of the "Personal Property" referenced therein, Seller or Ventas Finance I, LLC shall deliver (or cause the delivery of) the same to Kindred or such affiliate(s);

          (xii) A legal opinion executed by Seller's internal counsel, in form and substance reasonably acceptable to Purchaser, opining that this Agreement and the documents executed and delivered by Seller and, if applicable, its affiliates pursuant to the terms of this Agreement have been duly authorized, executed and delivered by, and are legal, valid and binding obligations of, such signatory(ies); and

          (xiii) (x) Duly executed (as applicable) releases of any mortgages, financing statements and other instruments recorded with respect to the Property and that secure borrowed indebtedness of Seller or Ventas Finance I, LLC under (a) that certain Second Amended and Restated Credit, Security and Guaranty Agreement, dated as of April 17, 2002, by and among Seller, Bank of America, N.A., as Administrative Agent, and certain lenders and guarantors listed therein or (b) that certain CMBS Loan Agreement, dated as of December 12, 2001, by and between Ventas Finance I, LLC and Merrill


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     Lynch Mortgage Lending, Inc. (collectively, the "Releases") or (y) evidence reasonably satisfactory to Purchaser that, upon payment of the Purchase Price in the manner directed by Seller, the Releases shall be delivered by the lender thereunder or an escrowee on its behalf to Purchaser.

     (b) Purchaser Closing Documents. At the Closing, Purchaser shall, subject to the terms of Section 5(c), execute and deliver, or cause to be executed and delivered, to Seller the following documents:

          (i) the Termination Agreements, executed in counterpart by Purchaser and consented to, in counterpart, by each of Purchaser's Lenders;

          (ii) the MOL Terminations, executed in counterpart by Purchaser;

          (iii) the Master Lease Amendments, executed in counterpart by Purchaser and consented to, in counterpart, by each of Purchaser's Lenders; and

          (iv) a legal opinion executed by Purchaser's internal counsel, in form and substance reasonably acceptable to Seller, opining that this Agreement and the documents executed and delivered by Purchaser and, if applicable, its affiliates pursuant to the terms of this Agreement have been duly authorized, executed and delivered by, and are legal, valid and binding obligations of, such signatory(ies).

     (c) Amounts to be Paid at Closing. At the Closing, Purchaser shall pay to, or as directed by, Seller, by federally insured wire transfer, the total amount of the Purchase Price minus the amount of the Earnest Money, which Earnest Money shall be credited against the Purchase Price and retained by Seller. In addition to the Purchase Price, and as a condition to Seller's obligation to close, Purchaser shall pay to, or as directed by, Seller the lease termination fees required to be paid by Purchaser pursuant to the terms of the Termination Agreements.

     (d) Further Assurances. Seller and Purchaser shall (and, in the case of Westridge, Seller shall cause Ventas Finance I, LLC to), at the Closing, and from time to time thereafter, upon request, execute such additional documents as are reasonably necessary in order to convey, assign and transfer the Property pursuant to this Agreement and otherwise complete the Transactions contemplated by this Agreement, provided that such documents are consistent with the terms of this Agreement, and do not increase Seller's (or Ventas Finance I, LLC's) or Purchaser's obligations hereunder or subject Seller (or Ventas Finance I, LLC) or Purchaser to additional liability not otherwise contemplated by this Agreement. Additionally, if this Agreement is terminated, either party may request from time to time thereafter confirmation of such termination from the other party, upon which request, the non-requesting party shall promptly confirm to the requesting party in writing (by a recordable instrument if requested by the requesting party) that this Agreement has been terminated.

     (e) Cooperation. Purchaser has informed Seller that, after the Closing, Purchaser intends to attempt to sell or lease the Property to one or more third parties (any such third party, a "Subsequent Purchaser/Lessee"). Seller agrees (and, in the case of Westridge, Seller agrees to cause Ventas Finance I, LLC) to


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provide reasonable cooperation to Purchaser with respect to the foregoing transactions, provided and on the conditions that any such cooperation shall (i) be at no cost or expense to Seller or Ventas Finance I, LLC, (ii) not expand or increase Seller's (or Ventas Finance I, LLC's) covenants, representations, warranties, indemnities, obligations, duties or liabilities under this Agreement or any document delivered hereunder, (iii) not subject Seller or Ventas Finance I, LLC to additional liability, covenants, representations, warranties, indemnities, obligations or duties not otherwise contemplated hereby, (iv) not require Seller or Ventas Finance I, LLC to make any representation, warranty, covenant, agreement or indemnity that is inconsistent with, or broader in scope than, the representations, warranties, covenants, agreements and indemnities contained in this Agreement or the exhibits hereto, (v) not delay the Closing Date, and (vi) be subject to the understanding and agreement of Purchaser, which understanding and agreement is hereby acknowledged by Purchaser, that Seller's and Ventas Finance I, LLC's cooperation (x) shall not prejudice any rights Seller, Ventas Finance I, LLC, or Purchaser may have under the Master Leases, including, without limitation, in the case of Seller and Ventas Finance I, LLC, any rights Seller or Ventas Finance I, LLC may have under the Master Leases to disapprove of, or take other steps to oppose or prevent the consummation of, any sublease transaction(s) that Purchaser may desire to enter into with any of the Subsequent Purchaser/Lessees, and (y) shall not be used by Purchaser as evidence in any dispute between Seller or Ventas Finance I, LLC and Purchaser involving any proposed sublease transaction(s) with any of the Subsequent Purchaser/Lessees. Any instrument or document that Seller or Ventas Finance I, LLC may be asked to execute and/or deliver under this Section 9(e) shall be in such form as Seller and Ventas Finance I, LLC shall deem appropriate, in its sole and absolute discretion.

     10. Prorations and Adjustments.

     Purchaser and Seller hereby acknowledge and agree that there shall be no prorations or adjustments at Closing to the Purchase Price or to any amounts required to be paid at the Closing pursuant to the Termination Agreements.

     11. Closing Costs.

     (a) Seller shall be responsible for the payment of the fees and costs of Seller's counsel and investment advisors representing it in connection with the Transactions.

     (b) Purchaser shall be responsible for the payment of (i) the fees and costs of Purchaser's counsel and investment advisors representing it in connection with the Transactions, and (ii) subject to subsection (a) above, all recording fees, transfer taxes, intangible taxes, documentary stamp taxes and title insurance costs, and all other fees, costs and expenses, incurred by either Seller (or Ventas Finance I, LLC) or Purchaser in connection with the Transactions. At Seller's request, Purchaser shall pay at Closing all of the fees, taxes, costs and expenses referenced in Section 11(b)(ii) hereof.


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     12. Remedies.

     (a) Purchaser Default.

          (i) If Purchaser fails to perform any of its obligations under this Agreement which are required to be performed at or prior to the Closing (including, without limitation, the payment of the balance of the Purchase Price and the payment of any amounts required to be paid by the terms of the Termination Agreements) ("Purchaser Default"), then Seller shall have the right, as its sole and exclusive remedy for such failure, to terminate this Agreement by delivering written notice thereof to Purchaser, in which event, the Earnest Money shall be retained by, and the Break-Up Fee shall be immediately paid by Purchaser to, Seller as liquidated damages. SELLER AND PURCHASER AGREE THAT SELLER'S ACTUAL DAMAGES IN THE EVENT OF A PURCHASER DEFAULT ARE UNCERTAIN AND DIFFICULT TO ASCERTAIN, AND THAT THE EARNEST MONEY, TOGETHER WITH THE BREAK-UP FEE, IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES.

SELLER'S INITIALS:                        PURCHASER'S INITIALS:
                    ----------                                   ----------

          (ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Purchaser fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Seller shall have all rights and remedies at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages).

     (b) Seller Default.

          (i) If Seller fails to perform any of its obligations under this Agreement which are required to be performed at or prior to the Closing (including, without limitation, the delivery of the Deeds), then Purchaser shall have the right, as its sole and exclusive remedy for such failure, to either (x) terminate this Agreement by delivering written notice thereof to Seller, in which event the Earnest Money shall be promptly returned to Purchaser and neither party shall have any further obligations or liabilities hereunder except for those liabilities and obligations that expressly survive termination, or (y) specifically enforce the terms of this Agreement.

          (ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Seller fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Purchaser shall have all rights and remedies available at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages).

     (c) Collection Costs. If any legal action, arbitration or other similar proceeding is commenced to enforce or interpret any provision of this Agreement,


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the prevailing party shall be entitled to an award of its attorneys' fees and expenses. The phrase "prevailing party" shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise. In the event that Seller is entitled to an award of its attorneys' fees and expenses pursuant to the terms of this Section 12(c), such award shall be in addition to the liquidated damages to which Seller may be entitled pursuant to the terms of Section 12(a) above.

     (d) Survival.

          (i) Closing. None of the terms and conditions of this Agreement shall survive the Closing, except Sections 2(b), 4, 6, 7, 9(d), 9(e), 10, 11, 12, 13, 14, 15 and 16.

          (ii) Termination. None of the terms and conditions of this Agreement shall survive the termination of this Agreement, except Sections 4, the third sentence of 5(b), 6, 7, 9(d), 9(e), 11, 12, 13, 15(b) and 16.

     (e) Relation to Master Leases. Without limitation of Section 15 below, Seller and Purchaser agree that the remedies described in this Agreement, including, without limitation, the liquidated damages remedies referenced above,
(i) constitute remedies of the parties under this Agreement only in their respective capacities as Seller and Purchaser hereunder, (ii) shall not constitute, or be deemed to constitute, remedies under any of the Master Leases,
(iii) shall not preclude any party to any of the Master Leases from exercising any right or remedy available to it under any of the Master Leases (even if remedies are enforced or collected upon under this Agreement), and (iv) shall not limit the damage remedies or other rights or remedies of any party to any of the Master Leases under any of the Master Leases (even if remedies are enforced or collected upon under this Agreement) and that the determination by Seller or Purchaser of whether or not, based upon the occurrence of certain events or the existence of certain circumstances, a default by the other party has occurred under this Agreement shall be made independently of, and have no bearing or impact upon, the determination by a party to one of the Master Leases of whether or not, based upon the same events or circumstances, a default by another party to such Master Lease has occurred under such Master Lease.

     13. Brokers. Each of Seller and Purchaser represents to the other that it has not engaged or dealt with any broker, finder or investment advisor in connection with the sale of the Property or the other Transactions contemplated by this Agreement other than investment advisor(s) retained by it and covenants to pay any fees or other amounts owing to its investment advisor(s) on account of this Agreement or the Transactions. Seller and Purchaser shall indemnify, hold harmless and defend the other, its affiliates, and its and their officers, directors, affiliates, agents and employees, against and from all claims, demands, causes of action, judgments, and liabilities (including, without limitation, reasonable attorneys' fees and costs) which arise from a breach of such parties' respective representations and covenants set forth in this Section 13.

     14. Casualty and Condemnation. If, prior to Closing, any of the Improvements are damaged or destroyed, or a condemnation proceeding is commenced against any part of the Property ("Casualty or Condemnation"), then at the Closing, Seller shall pay (or, in the case of Westridge, cause Ventas Finance I,

LLC to pay) to Purchaser all insurance proceeds and condemnation awards, if any, paid to Seller (or, in the case of Westridge, Ventas Finance I, LLC) in connection with such Casualty or Condemnation which have not been used to restore the Property, and Seller (or, in the case of Westridge, Ventas Finance I, LLC) shall assign to Purchaser all of its right, title and interest in any insurance proceeds or condemnation awards to be paid to it in connection with the Casualty or Condemnation.

     15. Certain Warranties; Disclaimer and Release.

     (a) Notwithstanding anything to the contrary contained in this Section 15, the purchase, sale and conveyance of the Property shall be made with the limited warranties to Purchaser contained in the Deeds.

     (b) Disclaimer. Purchaser agrees that Purchaser is purchasing the Property in "AS IS", "WHERE IS", "WITH ALL FAULTS" condition, and, subject to Section 6 above and to Section 15(a) above, without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller. Without in any way limiting the generality of the immediately preceding sentence, Purchaser further acknowledges and agrees that, in entering into this Agreement and closing the Transactions hereunder, subject to Section 6 above and to Section 15(a) above:

          (i) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties or representations, express or implied, with respect to the Property or any portion thereof, the physical condition or repair or disrepair thereof, the value, profitability or marketability thereof or the title thereto, or of any of the appurtenances, facilities or equipment thereon;

          (ii) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties, express or implied, of merchantability, habitability or fitness for a particular use;

          (iii) As the tenant at the Property, Purchaser has had complete and sole possession of the Property since, at the latest, May 1, 1998, and has accordingly had the opportunity to perform a full investigation of the Property prior to the date hereof, and Purchaser is fully satisfied with its opportunity to investigate the Property prior to the date hereof;

          (iv) Purchaser has not relied upon any statement or representation by or on behalf of Seller unless such statement or representation is specifically set forth in this Agreement; and

          (v) As of the date hereof, Purchaser has made such legal, factual and other inquiries and investigations as Purchaser has deemed necessary, desirable or appropriate with respect to the Property and the value and marketability thereof and of the appurtenances, facilities and equipment thereof. Such inquiries and investigations of Purchaser are hereby deemed to include, without limitation, the physical components of all portions of the Improvements, the condition of repair of the Property or any portion thereof, such state of facts as a current title report and/or an accurate survey would show or disclose, and the present and future zoning, ordinances, resolutions and regulations of the city, county and state where the Improvements are located.

     (c) Release. Without in any way limiting the generality of the preceding
Section 15(b), Purchaser specifically acknowledges and agrees that it hereby waives, releases and discharges any claim it has, might have had, or may have, against each of Seller and its affiliates, and its and their officers, directors, employees and agents, relating to, arising out of or with respect to
(i) the condition of the Property, either patent or latent, (ii) Purchaser's ability, or inability, to obtain or maintain temporary or final certificates of occupancy or other licenses for the use or operation of the Improvements, and/or certificates of compliance for the Improvements, (iii) the actual or potential income, or profits, to be derived from the Property, (iv) the real estate, or other, taxes or special assessments, now or hereafter payable on account of, or with respect to, the Property, (v) Purchaser's ability or inability to demolish the Improvements or otherwise develop the Property, (vi) the environmental condition of the Property, (vii) any default or alleged default by Seller or its affiliates with respect to the Property under any of the leases pursuant to which Seller or Ventas Finance I, LLC leased the Property to Purchaser, including without limitation, any default or alleged default regarding the granting or withholding of Seller's or Ventas Finance I, LLC's consent to any proposed sublease(s) with respect to all or any portion of the Property or the obtaining of any required governmental licenses, permits or approvals in connection with any such proposed sublease(s), or (viii) any other matter relating to the Property.

     16. General Provisions.

     (a) Entire Agreement. This Agreement and exhibits hereto constitute the entire agreement of Seller and Purchaser with respect to sale of the Property and amendment of the Master Leases pursuant to the Master Lease Amendments and supersede all prior or contemporaneous written or oral agreements, whether express or implied, related to the subject matter hereof.

     (b) Amendments. This Agreement may be amended only by a written agreement executed and delivered by Seller and Purchaser.

     (c) Waivers. No waiver of any provision or condition of, or default under, this Agreement by any party shall be valid unless in writing signed by such party. No such waiver shall be taken as a waiver of any other or similar provision or of any future event, act, or default.

     (d) Time. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is not a Business Day, in which case it shall run to the next day which is a Business Day. For the purpose of this Agreement, the term "Business Day" means any day other than (i) Saturday, (ii)

Sunday, or (iii) any other day when federally insured banks in Chicago, Illinois or New York, New York are required or authorized to be closed.

     (e) Unenforceability. In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

     (f) Assignment. This Agreement may not be assigned by Purchaser or Seller without the prior express written consent of the other party, which consent may be given or withheld in such party's sole and absolute discretion.

     (g) Notices. Any notices or other communications permitted or required to be given hereunder shall be in writing, shall be delivered personally, by reputable overnight delivery service, or by fax (provided a hard copy is delivered on the next Business Day by personal delivery or reputable overnight delivery service), and shall be addressed to the respective party as set forth in this Section 16(g). All notices and communications shall be deemed given and effective upon receipt thereof.

     To Seller:                     Ventas Realty, Limited Partnership
                                    c/o Ventas, Inc.
                                    4360 Brownsboro Road
                                    Suite 115
                                    Louisville, Kentucky  40207-1642
                                    Attn: T. Richard Riney
                                    Phone:  (502) 357-9000
                                    Fax:    (502) 357-9001

     With copies to:                Ventas Realty, Limited Partnership
                                    333 West Wacker Drive, Suite 2850
                                    Chicago, Illinois  60606
                                    Attn: Donna M. Cote
                                    Phone:  (312) 596-3808
                                    Fax:    (312) 596-3850

                                    and

                                    Barack Ferrazzano Kirschbaum
                                      Perlman & Nagelberg LLC
                                    333 West Wacker Drive, Suite 2700
                                    Chicago, Illinois  60606
                                    Attn: Thomas H. Page, Esq.
                                    Phone:  (312) 984-3195
                                    Fax:    (312) 984-3150

     To Purchaser:                  Kindred Healthcare, Inc. and
                                    Kindred Healthcare Operating, Inc.
                                    680 South Fourth Avenue
                                    Louisville, Kentucky  40202-2412
                                    Attn: Edward L. Kuntz
                                    Phone:  (502) 596-7172
                                    Fax:    (502) 596-4141

      With copies to:               Kindred Healthcare, Inc. and
                                    Kindred Healthcare Operating, Inc.
                                    680 South Fourth Avenue
                                    Louisville, Kentucky  40202-2412
                                    Attn: Joseph Landenwich, Esq.
                                    Phone:  (502) 596-7209
                                    Fax:    (502) 596-4075

                                    and

                                    Cleary Gottlieb Steen & Hamilton
                                    One Liberty Plaza
                                    New York, New York  10006
                                    Attn: Steven Horowitz
                                    Phone:  (212) 225-2580
                                    Fax:    (212) 225-3999

     (h) Governing Law. This Agreement shall be governed in all respects by the internal laws of the Commonwealth of Kentucky without regard to the laws regarding conflicts of laws.

     (i) Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as a single instrument.

     (j) Construction. Seller and Purchaser agree that each party and its counsel have reviewed and approved this Agreement, and that any rules of construction that provide that ambiguities be resolved against the drafting party shall not be used in the interpretation of this Agreement or any amendments or exhibits hereto. The words "include", "including", "includes" and any other derivation of "include" means "including, but not limited to" unless specifically set forth to the contrary. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision. Headings of sections herein are for convenience of reference only, and shall not be construed as a part of this Agreement. Except to the extent expressly provided otherwise in this Agreement, references to "sections" or "subsections" in this Agreement shall refer to sections and subsections of this Agreement, and references to "exhibits" in this Agreement shall mean exhibits attached to this Agreement.

     (k) No Recording. Purchaser shall not, and shall not cause or permit any other person to, record this Agreement or any memorandum or other evidence thereof in any public records. If Purchaser violates the terms of this Section 16(k), then this Agreement shall be deemed ipso facto terminated and the Earnest Money shall be retained by Seller, and Purchaser shall immediately pay to Seller the Break-Up Fee.

     (l) Obligations Joint and Several. Purchaser acknowledges that each entity constituting Purchaser shall be jointly and severally liable for any and all obligations of Purchaser hereunder or under any instrument executed by Purchaser pursuant hereto.

     (m) Public Announcement. Seller and Purchaser agree to cooperate with each other to make joint and/or coordinated public announcements disclosing this Agreement and the Transactions contemplated hereby.

     (n) Form of Payment. All amounts required to be paid by Purchaser to, or as directed by, Seller pursuant to the terms hereof (including, without limitation, if applicable, the Break-Up Fee) shall, unless otherwise directed by Seller in writing, be paid by federally insured wire transfer of immediately available funds. Payments required by the terms hereof to be made on a particular date shall be deemed to have been timely made if Seller (or any alternate payee designated by Seller) receives such payment in the account specified in the wire transfer instructions, to be provided to Purchaser by Seller, not later than 5:00 p.m. Chicago time on the date specified for such payment.

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                                       15

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                          PURCHASER:

                                          KINDRED HEALTHCARE, INC., a Delaware
                                          corporation

                                          By:   /s/ Richard A. Lechleiter
                                               -------------------------------
                                          Name: Richard A. Lechleiter
                                               -------------------------------
                                          Its:  Senior Vice President, Chief
                                                Financial Officer and Treasurer
                                               -------------------------------



                                          KINDRED HEALTHCARE OPERATING, INC., a
                                          Delaware corporation

                                          By:   /s/ Richard A. Lechleiter
                                               -------------------------------
                                          Name: Richard A. Lechleiter
                                               -------------------------------
                                          Its:  Senior Vice President, Chief
                                                Financial Officer and Treasurer
                                               -------------------------------



                                          SELLER:

                                          VENTAS REALTY, LIMITED PARTNERSHIP, a
                                          Delaware limited partnership

                                          By:   Ventas, Inc.
                                          Its:  Sole General Partner

                                                By:   /s/ T. Richard Riney
                                                     -------------------------
                                                Name: T. Richard Riney
                                                     -------------------------
                                                Its:  Executive Vice President
                                                      and General Counsel
                                                     -------------------------


                                      S-1